As filed with the Securities and Exchange Commission on August 27, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          David I. Goldstein, President
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                   Date of fiscal year end: December 31, 2004

                     Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.




                                                ADAMS HARKNESS
                                         SMALL CAP GROWTH FUND

                                            SEMI-ANNUAL REPORT
                                                 JUNE 30, 2004
                                                   (UNAUDITED)

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2004
--------------------------------------------------------------------------------

The Adams Harkness small cap growth fund underperformed its benchmark, the Russell 2000(R) Growth, in the period of time from inception through June 30th. The Russell 2000 growth rose 0.56% while the fund declined 1.60% during that time period. The best performing sectors in the Russell 2000 growth were other, up 15.41%, Energy, up 12.99%, and healthcare, up 2.47%. The worst performing sectors were, REIT's down 12.88%, and technology, down 5.98%. While the fund was overweight energy and market weight technology it in retrospect did not have enough in energy and had too much technology; it was also hurt by its underweight in producer durables. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (800) 441-7031. THE FUND'S INCEPTION DATE WAS FEBRUARY 27, 2004). BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY VISITING WWW.ASCGX.COM OR CALLING
(800) 441-7031. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

The first half of this year has been marked by a reversal of last year's trends in the small cap arena. Year to date, the smallest quintile of stocks in the Russell 2000 Growth has posted slightly negative returns, while the largest quintile in market cap has returned 6.6%. Stocks under $10 in the Russell 2000 Growth similarly underperformed their higher priced brethren, and those companies with the highest price to earnings ratios, highest growth rates (>20%) and highest beta (measure of volatility) have all posted negative returns year to date.

Overall, returns in the small cap end of the market and the overall market have been modest for the first six months. While there has been much concern over cyclical issues, such as the pace and tone of the economic recovery, we think the market is wrestling with secular events. For most of the 26 years we have been in this business, interest rates and inflation have been in a secular decline. We believe the recent Federal Reserve rate hike marks the end of the secular decline in interest rates and inflation that has driven valuations to historically lofty levels, and we anticipate rates returning in the future to more normal levels.

2003 in our opinion, ended one of the longest cycles of relative underperformance for smaller companies. During the past 21 years, we've only had several short cycles of outperformance. We think smaller companies are poised to outperform the market and we are hopeful that this cycle could turn out to be similar to the two best small cap cycles, which were 1932-1937 and 1975-1983. What makes us think that? Recessions are pretty brutal to smaller companies. They are never "too big to fail", so through difficult economic times, to survive, they must get dramatically better at what they do. Those that survive often have improved their business models much more than many investors think, and thus their potential earnings growth, not only out of a recession but for a period of years after, is often better than what many pundits have forecasted.

Among small company stocks, what's the most unloved and unwanted group of all? Growth stocks. Over the past four years, the Russell 2000 growth has declined 27% while the Russell 2000 Value has risen 68%. And that's including 2003's strong rebound! This is fairly typical in the first years of an economic recovery - we saw the same thing in the early 1990's, although the divergence wasn't as wide.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2004
--------------------------------------------------------------------------------

The nature of the world is that change is a constant. Identifying those changes and separating short-term (cyclical) changes from long-term (secular) changes is one of the major challenges of investing in general, but with smaller companies it's even more important. We think one of the major secular changes beginning now, which will influence investing heavily in the next decade, is the resurgence of "infrastructure." We view it this way: China, Russia, and India are "industrializing/technologizing." While they will and do need computers, telecom systems, networks and software to run their information infrastructure, they also need hard infrastructure: roads, buildings, power plants, transportation systems (rails or trucks). As they develop, they consume more resources, such as oil and paper (even in the information age, nothing is paperless). We believe that this secular change will drive pricing power in industrial commodity companies for many years to come and has the potential to power very strong earnings growth.

What does that mean for your portfolio?

We had been overweight energy for much of the time period, but had recently cut back to market weight over concerns that oil prices might come in shoulder period. It now appears that will not be the case-even if world GDP slows, oil and gas supplies are too tight and concerns about terrorist-driven disruptions too high. The secularly higher price of oil is sparking a wave of development, for the first time in five years, and thus not only are exploration and petroleum companies benefiting, but so are oil service companies. Given the strong secular outlook and prospect of significant earnings leverage and earnings growth that looks to exceed expectations -- we have increased our weighting in the energy sector and are once again overweight. We expect to remain that way. We are also overweight healthcare and expect to remain so, although our focus has shifted slightly from the biotechnology area to the service area, because we believe that sector has stronger prospects as we look out into the second half of the year. We expect the market volatility to continue to provide opportunities in the technology sector -- our strategy has been to be highly selective in this area and to buy companies with good prospects during significant dips in prices.

As I write this, investor sentiment appears to be shifting toward the negative over concerns that the economy is slowing, corporate profit growth will slow, and the presidential election looks to be closer than originally thought by Wall Street. Our view of the economic slowdown is that it is seasonal, not cyclical-before the latter half of the 1990's, the normal pattern in the post World War II economy had been for the first and fourth quarters to be stronger than the second and third quarters, and we think that pattern has resumed. In the second half of the year we believe corporate profit growth will slow, however we believe the slowdown will be more focused on S&P 500 companies. Concerns over terrorism are high. While all of these issues, particularly concerns over terrorism, will probably be with us for some time, we believe as some of the economic and political uncertainty is resolved, investor focus may return to fundamentals. Again, this should be good news for smaller growth stocks.

While generalizing about an asset class with 5500 stocks is always dangerous, our work over the past year has convinced us that the companies are better run, leaner and meaner than they've been in a while, cheaper than they've been in awhile, and with better growth prospects before them than they've seen in a while. What excites us most is these characteristics run across the entire gamut of companies. While some sectors appear to have brighter prospects than others, we're finding companies in all sectors that appear to us to be hidden gems -

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2004
--------------------------------------------------------------------------------

unloved, under followed, but in the midst of great earnings growth. Their managements' challenge will be to execute on the potential, but if they can, their future looks very bright indeed. Indeed, the current environment reminds us of the spring of 2003 -- many of the companies we own in the portfolio have significant earnings leverage that would only be slowed by a major recession. We believe earnings for many of these companies are being underestimated by Wall Street and to the extent it becomes clear that these companies' earnings growth is significantly better than the consensus view, the stocks will be well positioned to respond accordingly.

We thank you for investing with us. We value the trust you have placed in us and will continue to put forth our best efforts on your behalf. If you have any questions or comments, please feel free to email us at ahsmallcap@citigroupfundservices.com.

THE FUND INVESTS IN SMALLER COMPANIES WHICH CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest in an index. Price to earnings ratio is the value of a company's stock price relative to company earnings.

The views in this report were those of the Fund manager as of June 30, 2004 and may not reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. Forum Fund Services, LLC, distributor. (08/04)

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

SHARES           SECURITY DESCRIPTION             VALUE
------   ------------------------------------   ----------
COMMON STOCK - 96.8%
BUSINESS SERVICES - 12.1%
  450    Akami Technologies, Inc.+              $    8,078
  666    Audible, Inc.+                              7,992
  325    Avid Technologies, Inc.+                   17,735
  330    Bright Horizons Family Solutions+          17,691
  425    CommScope, Inc.+                            9,116
  810    Digital River, Inc.+                       26,430
  135    Hughes Supply, Inc.                         7,956
  225    Infospace, Inc.+                            8,559
  600    iPayment, Inc.+                            24,600
  700    Itron, Inc.+                               16,058
  755    Old Dominion Freight Line+                 22,257
  400    Providence Service Corp.+                   7,516
  255    Resources Connection, Inc.+                 9,973
  340    Rogers Corp.+                              23,766
  350    SCS Transportation, Inc.+                   9,237
                                                ----------
                                                   216,964
                                                ----------
CONSUMER OTHER - 11.8%
2,500    Alamosa Holdings, Inc.+                    18,375
  615    Coldwater Creek, Inc.+                     16,279
  650    Deckers Outdoor Corp.+                     19,168
  670    Gander Mountain Co.+                       15,376
  400    Guitar Center, Inc.+                       17,788
  900    J. Jill Group, Inc.+                       21,231
  585    Jakks Pacific, Inc.+                       12,162
  280    Multimedia Games, Inc.+                     7,510
  800    Novatel Wireless, Inc.+                    21,200
  825    Scientific Games Corp.+                    15,791
  465    Shuffle Master, Inc.+                      16,884
  450    United Natural Foods, Inc.+                13,010
  600    West Marine, Inc.+                         16,110
                                                ----------
                                                   210,884
                                                ----------
CONSUMER RETAIL - 9.0%
  865    Aeropostale, Inc.+                         23,277
  580    American Eagle Outfitters+                 16,768
  275    AnnTaylor Stores Corp.+                     7,970
  230    Blue Nile, Inc.+                            8,650
  970    Charlotte Russe Holding, Inc.+             20,739
1,500    Charming Shoppes+                          13,395
  350    Children's Place+                           8,232
  200    Petco Animal Supplies, Inc.+                6,442
  500    Quiksilver, Inc.+                          11,905
1,250    Stein Mart, Inc.+                          20,325
  395    Urban Outfitters, Inc.                     24,059
                                                ----------
                                                   161,762
                                                ----------
ENERGY - 7.0%
  280    Cal Dive International, Inc.+               8,489
  850    Carrizo Oil & Gas, Inc.+                    8,678
1,000    Grant Prideco, Inc.+                       18,460
  320    Houston Exploration Co.+                   16,589
  195    Hydril+                                     6,142
  140    Quicksilver Resources, Inc.+                9,390
  780    Southwestern Energy Co.+                   22,363

SHARES           SECURITY DESCRIPTION             VALUE
------   ------------------------------------   ----------
ENERGY (CONTINUED)
  470    Spinnaker Exploration Co.+             $   18,509
  900    W-H Energy Services, Inc.+                 17,640
                                                ----------
                                                   126,260
                                                ----------
HEALTHCARE SERVICES - 5.2%
  540    Amedisys, Inc.+                            17,842
  185    Icon plc-ADR+                               8,138
  500    IMPAC Medical Systems, Inc.+                7,315
  380    Possis Medical, Inc.+                      12,977
  650    Psychiatric Solutions, Inc.+               16,204
  260    Sierra Health Services+                    11,622
  500    United Surgical Partners
         International+                             19,735
                                                ----------
                                                    93,833
                                                ----------
OTHER - 3.4%
  575    Airtran Holdings, Inc.+                     8,130
  500    First Marblehead Corp.+                    20,130
  420    HUB Group, Inc. Class A+                   14,322
  450    Silicon Valley Bancshares+                 17,843
                                                ----------
                                                    60,425
                                                ----------
PRODUCTS/PHARMACEUTICAL - 17.0%
  460    Advanced Medical Optics, Inc.+             19,582
  600    Affymetrix, Inc.+                          19,638
  720    Arthrocare Corp.+                          20,938
  790    Bone Care International+                   18,502
1,085    Conceptus, Inc.+                           12,206
1,500    Dendreon Corp.+                            18,375
  535    DJ Orthopedics, Inc.+                      12,305
  425    Epix Medical, Inc.+                         8,967
1,400    First Horizon Pharmaceutical Corp.+        26,460
  185    Gen-Probe, Inc.+                            8,754
  640    Immucor, Inc.+                             20,832
  640    Kyphon, Inc.+                              18,035
1,225    Lifecell Corp.+                            13,830
  450    Ocular Sciences, Inc.+                     17,100
  570    Salix Pharmaceuticals Ltd.+                18,782
1,020    USANA Health Sciences, Inc.+               31,702
  500    Wright Medical Group, Inc.+                17,800
                                                ----------
                                                   303,808
                                                ----------
SEMICONDUCTORS & EQUIPMENT - 13.6%
1,000    Aeroflex, Inc.+                            14,330
1,200    Artisan Components, Inc.+                  30,960
  600    Atheros Communications, Inc.+               6,324
1,220    Ditech Communications Corp.+               28,475
  760    Formfactor, Inc.+                          17,062
1,475    Microsemi Corp.+                           20,960
  940    Mykrolis Corp.+                            16,375
  625    Omnivision Technologies, Inc.+              9,969
  510    Pixelworks, Inc.+                           7,813
2,175    PLX Technology, Inc.+                      37,540
  900    Sigmatel, Inc.+                            26,154
  850    Synaptics, Inc.+                           16,277
2,000    Verisity Ltd.+                             12,000
                                                ----------
                                                   244,239
                                                ----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

SHARES           SECURITY DESCRIPTION             VALUE
------   ------------------------------------   ----------
 SOFTWARE & SERVICES - 17.3%
  260    Ansys, Inc.+                           $   12,220
  200    Blackboard, Inc.+                           4,010
  240    Blue Coat Systems, Inc.+                    8,038
  550    Cognex Corp.                               21,164
1,050    Dendrite International, Inc.+              19,509
  650    F5 Networks, Inc.+                         17,212
  550    Filenet Corp.+                             17,364
  480    Heidrick & Strug International+            14,246
  600    Hyperion Solutions Corp.+                  26,232
  700    Korn/Ferry International+                  13,559
  705    Macromedia, Inc.+                          17,308
  820    Open Solutions, Inc.+                      20,484
1,720    Packeteer, Inc.+                           27,778
  640    Sierra Wireless+                           23,699
  690    Stratasys, Inc.+                           17,084
  825    THQ, Inc.+                                 18,893
  425    Transaction Systems Architects+             9,150
2,200    WatchGuard Technologies+                   15,884
  140    Websense, Inc.+                             5,212
                                                ----------
                                                   309,046
                                                ----------

TECHNOLOGY - 0.4%
  370    Sonic Solutions, Inc.+                      7,863
                                                ----------
TOTAL COMMON STOCK (COST $1,573,509)             1,735,084
                                                ----------
MONEY MARKET DEPOSIT ACCOUNT - 0.5%
9,028    Citibank Money Market Deposit
         Account (Cost $9,028)                       9,028
                                                ----------
TOTAL INVESTMENTS IN SECURITIES - 97.3%
         (COST $1,582,537)                      $1,744,112
OTHER ASSETS AND LIABILITIES, NET - 2.7%            48,728
                                                ----------
TOTAL NET ASSETS - 100.0%                       $1,792,840
                                                ==========

------------------------------------

+ Non-income producing security.

ADR -- American Depositary Receipt



See Notes to Financial Statements.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS
     Total investments, at value (Cost $1,582,537)             $1,744,112
     Receivables:
       Investment securities sold                                 102,869
       Fund shares sold                                             3,215
       Dividends                                                       16
       Expense reimbursement from adviser                          38,758
                                                               ----------

Total Assets                                                    1,888,970
                                                               ----------

LIABILITIES
     Payables:
       Payables for investment securities purchased                82,258
     Accrued Liabilities:
       Trustees' fees and expenses                                     20
       Other expenses                                              13,852
                                                               ----------

Total Liabilities                                                  96,130
                                                               ----------

NET ASSETS                                                     $1,792,840
                                                               ==========

COMPONENTS OF NET ASSETS
     Paid-in capital                                           $1,701,935
     Accumulated net investment income (loss)                      (8,473)
     Accumulated net realized gain (loss) from investments        (62,197)
     Unrealized appreciation (depreciation) on investments        161,575
                                                               ----------

NET ASSETS                                                     $1,792,840
                                                               ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     BASED ON NET ASSETS OF $1,792,840 AND 182,246 SHARES
      OUTSTANDING (UNLIMITED SHARES AUTHORIZED)                $     9.84
                                                               ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
PERIOD ENDED JUNE 30, 2004 (a)
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividend income (Net of foreign taxes withholding of
      $274)                                                    $    286
                                                               --------
Total Investment Income                                             286
                                                               --------

EXPENSES
     Investment adviser fees                                      5,308
     Administrator fees                                           7,200
     Transfer agency fees                                         8,098
     Shareholder services fees                                    1,327
     Custodian fees                                               2,193
     Accountant fees                                             11,174
     Professional fees                                            6,065
     Trustees fees and expenses                                      20
     Registration fees                                            5,451
     Miscellaneous expenses                                       5,989
                                                               --------
Total Expenses                                                   52,825
     Fees waived and expenses reimbursed                        (44,066)
                                                               --------
Net Expenses                                                      8,759
                                                               --------

NET INVESTMENT INCOME (LOSS)                                     (8,473)
                                                               --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on investments                    (62,197)
     Net change in unrealized appreciation (depreciation) on
      investments                                                60,908
                                                               --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (1,289)
                                                               --------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              $ (9,762)
                                                               ========

---------------------------------------------------------

(a) Fund commenced operations on February 27, 2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                Period Ended
                                                              June 30, 2004 (a)
                                                              -----------------
OPERATIONS
     Net investment income (loss)                                $   (8,473)
     Net realized gain (loss) on investments                        (62,197)
     Net change in unrealized appreciation (depreciation) on
      investments                                                    60,908
                                                                 ----------
Increase (Decrease) in Net Assets from Operations                    (9,762)
                                                                 ----------

CAPITAL SHARE TRANSACTIONS
     Sale of shares                                                 747,691
     Contributions from organization                              1,054,911
                                                                 ----------
Increase (Decrease) from Capital Transactions                     1,802,602
                                                                 ----------

Increase (Decrease) in Net Assets                                 1,792,840

NET ASSETS
     Beginning of Period                                                  -
                                                                 ----------
     End of Period(a)                                            $1,792,840
                                                                 ==========

SHARE TRANSACTIONS
     Sale of shares                                                  76,755
     Contributions from organization                                105,491
                                                                 ----------
Increase (Decrease) in Shares                                       182,246
                                                                 ==========
(b) Accumulated net Investment income (loss)                     $   (8,473)
                                                                 ==========

---------------------------------------------------------

(a) Fund commenced operations on February 27, 2004.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding of the fund throughout each period.

                                                               Period Ended
                                                             June 30, 2004 (a)
                                                             -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00
                                                                  ------

OPERATIONS
     Net investment income (loss)                                  (0.05)
     Net realized and unrealized gain/(loss) on investments        (0.11)
                                                                  ------
Total from Investment Operations                                   (0.16)
                                                                  ------

NET ASSET VALUE, END OF PERIOD                                    $ 9.84
                                                                  ======

TOTAL RETURN                                                       (1.60%)

RATIO/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000's omitted)                  $1,793
     Ratios to average net assets:
       Net expenses                                                 1.65%(b)
       Gross expenses (c)                                           9.95%(b)
       Net investment income (loss)                                (1.60%)(b)

PORTFOLIO TURNOVER RATE                                              240%

---------------------------------------------------------

(a) Commenced operations on February 27, 2004.
(b) Annualized.
(c) The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Adams Harkness Small Cap Growth Fund (the "Fund"). The Fund is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation by investing primarily in common stock of smaller companies. Smaller companies are defined as those with market capitalizations no greater than $3.0 billion at the time of their purchase.

On February 27, 2004, Adams Harkness Small Cap Growth Fund acquired various securities in exchange for shares of the Fund. The acquisition of net assets and unrealized gain from this tax-free transaction was as follows:

DATE OF CONTRIBUTION     NET ASSETS   SHARES ISSUED   UNREALIZED GAIN
--------------------     ----------   -------------   ---------------
February 27, 2004        $1,054,911      105,491         $100,667

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
        PARTIES

INVESTMENT ADVISER - AH Lisanti Capital Growth, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTOR - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or their affiliates. The Distributor receives no compensation from the Fund for this service.

Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies. These persons are not paid by the Trust for serving in these capacities.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE 4. WAIVER OF FEES

The Adviser has contractually agreed to waive its fees and reimburse Fund expenses to limit the Fund's net expenses to 1.65% of the Fund's average net assets through April 30, 2005. For the period ended June 30, 2004, fees waived and expenses reimbursed were as follows:

              INVESTMENT         EXPENSES    TOTAL FEES WAIVED AND
               ADVISORY         REIMBURSED    EXPENSES REIMBURSED
              ----------        ----------   ---------------------
                $5,308           $38,758            $44,066

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $4,752,211 and $3,116,505, respectively, for the period ended June 30, 2004. The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of Adams, Harkness & Hill, Inc. The commissions paid to this affiliated firm were $18,104 for the period.

The cost basis of investment securities owned as of June 30, 2004, was 1,582,537, and the net unrealized appreciation of investment securities was $161,575. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $173,164, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $11,589.

NOTE 6. PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7031. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

               ADAMS HARKNESS SMALL CAP GROWTH FUND
               TWO PORTLAND SQUARE
               PORTLAND, ME 04101
               (800) 441-7031
               WWW.AHSMALLCAP.COM

               INVESTMENT ADVISER
               AH LISANTI CAPITAL GROWTH, LLC
               623 FIFTH AVENUE, 16TH FLOOR
               NEW YORK, NY 10022

                        [POLARIS GLOBAL VALUE FUND LOGO]

                               SEMI-ANNUAL REPORT
                                 June 30, 2004
                                  (Unaudited)

                                 [POLARIS LOGO]
                          HTTP://WWW.POLARISFUNDS.COM
                                 (888) 263-5594

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2004
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

The Polaris Global Value Fund advanced 8.47% for the six months ended June 30, 2004 while the MSCI World (net) Index was up only 3.52%. The table below shows the Fund also remains ahead of the World Index for the past 1, 3, 5 and 10 years and since inception.

The following table summarizes average annual total returns through June 30, 2004.

                                                     2004                        As of June 30, 2004
                                             --------------------------------------------------------------------
                                              YTD     Q1      QII    1 Yr.    3 Yrs.   5 Yrs.    10 Yrs.    ITD
Polaris Global Value Fund                    8.47%   7.97%   0.46%   36.77%   16.82%    10.62%   12.75%    11.30%
MSCI World Index, net dividends reinvested   3.52%   2.62%   0.87%   24.00%    0.87%   (1.70)%    7.14%     6.14%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THATN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (800) 263-5594 OR VISIT THE FUND'S WEBSITE AT WWW.POLARISFUNDS.COM. RETURNS LESS THAN 1 YEAR ARE CUMULATIVE. SEE P.3 FOR ADDITIONAL DISCLOSURE.

Security markets saw volatility in the first half of 2004, a moderate increase in the first quarter was experienced followed by mixed second quarter returns around the world. This market volatility stemmed from concerns regarding mixed economic signals, the Chinese government's efforts to cool their economy, and the Iraqi conflict. For the six months ended June 30, 2004, international markets outperformed the U.S. market. The EAFE Index added 4.86% while the MSCI USA Index was up 3.09%.

During the first half of 2004, the Fund benefited from broad gains across portfolio holdings including U.S. investments, European holdings, as well as gains in Hong Kong and Korean holdings.

In the U.S., the Fund benefited from advances in banks, as two Fund holdings merged with larger institutions. The consolidation of community banks continues and this is benefiting other Fund holdings. Other U.S. company contributors included utility and electrical companies as well as industrial product manufacturers.

On an international level, the Fund benefited from performance of basic materials companies particularly in methanol and steel, both of which were in strong demand worldwide. Positive contributions from other international investments included automotive product manufacturers in Germany, homebuilders in Britain and technology companies in Korea, Hong Kong and Thailand.

Although most all British homebuilder's stocks the Fund held contributed positively to the Fund's six month returns the stocks dropped in the second quarter as a result of rising interest rates and negative press surrounding rising home prices. A similar second quarter correction befell technology companies based in the U.S. and Asia some of which resulted in negative six-month performance. Western European market performance was lackluster, namely in Germany, Holland, France and Italy. Scandinavian holdings also underperformed during the second quarter.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2004
--------------------------------------------------------------------------------

JUNE 30, 2004 ASSET ALLOCATION:

The following table shows the Fund's asset allocation at June 30, 2004.

                                                     Polaris Global Value Fund Asset Allocation
                        -----------------------------------------------------------------------------------------------------
                                                                                    Africa &             Industry    Market
                        N. America   Japan    Other Asia   Europe    Scandinavia   S. America    Cash     Totals    Weighting
                        -----------------------------------------------------------------------------------------------------
Energy                     0.57%      0.00%     0.00%       2.64%       0.00%        1.34%       0.00%     4.55%       7.50%
Utilities                  3.12%      2.62%     0.00%       0.00%       0.00%        0.00%       0.00%     5.74%       3.57%
Materials                  1.48%      1.39%     1.33%       1.43%       2.89%        2.89%       0.00%    11.41%       4.80%
Industrials                5.89%      0.00%     0.18%       2.79%       5.50%        0.00%       0.00%    14.36%      10.28%
Consumer Discretionary     6.10%      0.00%     0.00%      12.66%       0.00%        0.00%       0.00%    18.76%      12.40%
Consumer Staples           0.00%      0.00%     0.00%       0.02%       0.00%        0.00%       0.00%     0.02%       9.16%
Health Care                4.03%      0.00%     0.00%       0.00%       0.00%        0.00%       0.00%     4.03%      11.08%
Financials                16.00%      0.00%     0.00%       2.81%       1.34%        0.00%       0.00%    20.15%      23.64%
Information Technology     2.21%      0.00%     4.38%       0.36%       0.00%        0.00%       0.00%     6.95%      12.82%
Telecom. Services          1.24%      0.00%     1.09%       0.00%       0.00%        0.00%       0.00%     2.33%       4.75%
Cash                       0.00%      0.00%     0.00%       0.00%       0.00%        0.00%      11.70%    11.70%       0.00%
                        -----------------------------------------------------------------------------------------------------
Portfolio Weighting       40.64%      4.01%     6.98%      22.71%       9.73%        4.23%      11.70%   100.00%
                        =====================================================================================================
World Market Weighting    57.67%     10.15%     3.13%      26.89%       2.16%        0.00%       0.00%   100.00%      100.0%
                        -----------------------------------------------------------------------------------------------------

INVESTMENT ENVIRONMENT AND INVESTMENT STRATEGY

The strength of the global equity markets has bolstered performance of the Fund's portfolio, while simultaneously pushing the valuations of many U.S. portfolio companies outside the Polaris investment criteria used in the Polaris' research process. Although Polaris recognizes signs of U.S. economic improvement, the Fund management believes this expectation has already been priced into U.S. stocks. Polaris continues to see better value in non-U.S. equities, and the Fund's portfolio weightings will reflect this view in the coming quarters.

During the first half of 2004, the Fund's management met with many global companies in the normal course of the research process, including research trips to Brazil and Central Europe to ascertain value opportunities. These regions enjoy production advantages that will likely expand as the global economy slowly recovers.

Other potential areas of expansion included energy and industrial sector growth in Japan. The Fund's management will continue to research Japanese companies on an opportunistic basis, which may eventually lead to a higher portfolio weighting.

At the beginning of 2004, the world's economic growth engine, China, demanded many commodities, forcing expansion in the material goods sector. Since then, the Chinese government has made strides to alleviate pressure from the unsustainably high demand that was creating inflationary conditions.

In a slower growth atmosphere not all companies are able to experience rapid expansion. Moreover, during the protracted economic downturn of the last three to four years, companies that were able to generate good cash flow were able to reinvest in their businesses, strengthening their competitive positions. These companies appear to be enjoying better results during the tepid recovery while their competitors are playing catch-up. For these reasons, investment performance may appear erratic among companies within the same industry; however, we believe that well-managed companies are earning better returns for investors.

As value managers we are satisfied that negative volatility in the first two quarters of 2004 has kept valuations attractive and we are optimistic that there are many good investment opportunities around the world. We will continue to watch for developing trends, while dedicating our research efforts to navigating markets with a long-term view. As always, we strive to produce satisfactory risk adjusted returns for our fellow shareholders.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2004
--------------------------------------------------------------------------------

As always, we welcome your questions and comments.

Sincerely,

/s/ Bernard R. Horn, Jr.
Bernard R. Horn, Jr.
Portfolio Manager

Before investing you should carefully consider the Fund's investment objectives, risks, charges and expenses. This and other information is in the Fund's prospectus, a copy of which may be obtained by calling (888) 263-5594 or visiting the Fund's website at www.polarisfunds.com. Please read the prospectus carefully before you invest.

Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower. THE FUND INVESTS IN SECURITIES OF FOREIGN ISSUERS, INCLUDING ISSUERS LOCATED IN COUNTRIES WITH EMERGING CAPITAL MARKETS. INVESTMENTS IN SUCH SECURITIES ENTAIL CERTAIN RISKS NOT ASSOCIATED WITH INVESTMENTS IN DOMESTIC SECURITIES, SUCH AS VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS.

On June 1,1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1,1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the first year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The MSCI World, EAFE, and USA Indexes, net dividends reinvested ("MSCI World, net") measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World, net is unmanaged and does include the reinvestment of dividends, net of withholding taxes. The MSCI World, EAFE, Europe and USA Indexes measure the performance of stock markets in these geographic areas including reinvestment of gross dividends. One cannot invest directly in an index.

The views in this report were those of the Fund manager as of June 30, 2004, and may not reflect the views of the manager on the date this letter is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice. Forum Fund Services, LLC, is the Fund's Distributor. (8/04)

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

 Shares         Security Description          Value
---------  ------------------------------  -----------
COMMON STOCK - 88.8%
AUTOMOBILES & COMPONENTS - 4.5%
   26,900  Continental AG                  $ 1,297,661
   74,500  Ford Motor Co.                    1,165,925
   20,700  Peugeot SA                        1,152,702
                                           -----------
                                             3,616,288
                                           -----------
BANKS - 19.2%
   57,000  ABC Bancorp                       1,159,380
   53,500  ABN Amro Holdings NV              1,170,332
   30,200  Astoria Financial Corp.           1,104,716
   84,400  Banco Bilboa Vizcaya
           Argentaria SA                     1,127,484
   32,519  Banknorth Group, Inc.             1,056,217
   17,530  Colony Bankcorp, Inc.               388,465
   40,019  Commercial Capital Bancorp,
           Inc.+                               695,130
  160,300  DNB Holding ASA                   1,093,874
   37,000  Greater Bay Bancorp               1,069,300
   27,400  Greenpoint Financial Corp.        1,087,780
   63,300  HF Financial Corp.                  971,655
   13,330  International Bancshares Corp.      540,531
   21,278  Seacoast Financial Services
           Co.                                 736,219
   40,000  South Financial Group, Inc.       1,133,600
   20,265  Southwest Bancorp, Inc.             369,836
   21,000  Sovereign Bancorp, Inc.             464,100
   24,160  Webster Financial Corp.           1,136,003
                                           -----------
                                            15,304,622
                                           -----------
CAPITAL GOODS - 12.3%
   33,500  Allete, Inc.                      1,115,550
   40,000  Ametek, Inc.                      1,236,000
   55,039  CRH plc                           1,165,160
   13,579  Draka Holding                       256,900
  500,000  FKI plc                           1,113,035
   32,400  KCI Konecranes Oyj                1,202,294
   18,400  Kone Oyj Class B                  1,112,154
   71,000  Maruichi Steel Tube Ltd.          1,138,707
    8,400  Trex Co. Inc.+                      317,100
   56,500  YIT-Yhtyma Oyj                    1,150,720
                                           -----------
                                             9,807,620
                                           -----------
COMMERCIAL SERVICES & SUPPLIES - 2.7%
   43,143  Cendant Corp.                     1,056,141
   58,700  Central Parking Corp.             1,097,103
                                           -----------
                                             2,153,244
                                           -----------

 Shares         Security Description          Value
---------  ------------------------------  -----------
CONSUMER DURABLES & APPAREL - 11.5%
  109,000  Barratt Developments plc        $ 1,165,273
   84,600  Bellway plc                       1,166,008
   15,600  Christian Dior SA                 1,008,773
  171,600  Crest Nicholson plc               1,089,188
  173,000  George Wimpey plc                 1,157,684
   42,600  Maytag Corp.                      1,044,126
  109,841  Persimmon plc                     1,258,923
   17,900  Toro Co.                          1,254,253
                                           -----------
                                             9,144,228
                                           -----------
ENERGY - 4.7%
   51,600  ENI SpA                           1,024,556
   51,800  Repsol YPF SA                     1,134,405
   71,000  Sasol Ltd.                        1,098,330
  243,000  Valkyries Petroleum Corp.+          467,604
                                           -----------
                                             3,724,895
                                           -----------
FOOD, BEVERAGE & TOBACCO - 0.0%
  140,500  Parmalat Finanziaria SpA#            16,239
                                           -----------
HEALTH CARE EQUIPMENT & SERVICES - 4.1%
    5,700  Anthem, Inc.+                       510,492
   19,300  Oxford Health Plans, Inc.         1,062,272
   31,000  Pacificare Health Systems,
           Inc.+                             1,198,460
    4,650  Wellpoint Health Networks,
           Inc.+                               520,847
                                           -----------
                                             3,292,071
                                           -----------
MATERIALS - 10.3%
  125,700  BHP Billiton plc                  1,090,774
   16,300  Impala Platinum Holdings Ltd.     1,235,832
   20,100  Imerys SA                         1,171,378
   91,600  Methanex Corp.+                   1,209,263
   74,000  Sappi Ltd.                        1,128,061
   30,400  Svenska Cellulosa AB Class B      1,154,183
   63,600  UPM-Kymmene Oyj                   1,210,207
                                           -----------
                                             8,199,698
                                           -----------
MEDIA - 1.3%
  103,300  WPP Group plc                     1,049,073
                                           -----------
RETAILING - 1.6%
   68,400  WESCO International, Inc.+        1,258,560
                                           -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

 Shares         Security Description          Value
---------  ------------------------------  -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 7.3%
   90,200  Amkor Technology, Inc.+         $   737,836
  232,380  ASM Pacific Technology              871,447
      700  Samsung Electronics Co. Ltd.
           GDR                                 144,025
    3,900  Samsung Electronics Co. Ltd.
           GDR*                                804,976
    9,000  Samsung SDI Co. Ltd.                946,344
   13,500  STMicroelectronics NV               297,135
   47,100  Teradyne, Inc.+                   1,069,170
  500,000  Vtech Holdings Ltd.                 955,153
                                           -----------
                                             5,826,086
                                           -----------
TELECOMMUNICATION SERVICES - 2.4%
  345,000  Total Access Communication
           Public Co. Ltd.+                    893,550
   28,000  Verizon Communications, Inc.      1,013,320
                                           -----------
                                             1,906,870
                                           -----------
TRANSPORTATION - 1.0%
  145,400  Camillo Eitzen & Co.+               776,138
                                           -----------
UTILITIES - 5.9%
   17,200  FPL Group, Inc.                   1,099,940
   59,000  Kansai Electric Power Co.,
           Inc.                              1,075,480
   47,000  Tokyo Electric Power Co., Inc.    1,066,077
   35,800  TXU Corp.                         1,450,258
                                           -----------
                                             4,691,755
                                           -----------
TOTAL COMMON STOCK (COST $58,216,061)       70,767,387
                                           -----------
PREFERRED STOCK - 0.3%
    5,409  CP Santa Rosa Corp.+#                   541
   10,691  Fedders Corp., 8.16%                261,395
                                           -----------
TOTAL PREFERRED STOCK (COST $481,565)          261,936
                                           -----------
REAL ESTATE INVESTMENT TRUST - 1.5%
   42,000  Equity Office Properties Trust
           (COST $1,090,323)                 1,142,400
                                           -----------
MONEY MARKET FUNDS - 9.4%
3,750,868  Citi(SM) Institutional Cash
           Reserve Class O                   3,750,868
3,750,868  Citi(SM) Institutional Liquid
           Reserve Class A                   3,750,868
                                           -----------
TOTAL MONEY MARKET FUNDS
           (COST $7,501,736)                 7,501,736
                                           -----------

 Shares         Security Description          Value
---------  ------------------------------  -----------
MONEY MARKET DEPOSIT ACCOUNT - 2.6%
2,066,373  Citibank Money Market Deposit
           Account (COST $2,066,373)       $ 2,066,373
                                           -----------
CERTIFICATES OF DEPOSIT - 0.0%
Principal
 Amount
---------
   $6,450  Middlesex Savings Bank,
           5.65%, 11/26/04                       6,450
    6,459  Stoneham Savings Bank,
           5.22%, 11/28/04                       6,459
                                           -----------
TOTAL CERTIFICATES OF DEPOSIT
          (COST $12,909)                       12,909
                                           -----------
TOTAL INVESTMENTS IN SECURITIES - 102.6%
          (COST $69,368,967)                81,752,741
OTHER ASSETS AND LIABILITIES, NET- (2.6)%   (2,063,419)
                                           -----------
TOTAL NET ASSETS - 100.0%                  $79,689,322
                                           ===========

GEOGRAPHIC DIVERSIFICATION OF
EQUITY HOLDINGS**
% of Total Equity Holdings:

43.7%.......................  United States of America
11.1%.......................             Great Britain
 6.5%.......................                   Finland
 5.0%.......................                    France
 4.8%.......................              South Africa
 4.6%.......................                     Japan
 3.1%.......................                     Spain
 2.6%.......................               South Korea
 2.6%.......................                    Norway
 2.5%.......................                 Hong Kong
 2.3%.......................                    Canada
 2.0%.......................               Netherlands
 1.8%.......................                   Germany
 1.6%.......................                   Ireland
 1.6%.......................                    Sweden
 1.5%.......................                 Australia
 1.5%.......................                     Italy
 1.2%.......................                  Thailand

--------------------------------------------------------------------------------

GDR Global Depositary Receipt.

+   Non-income producing security.

# Security valued at fair market value pursuant to procedures approved by the Board of Trustees.

* Securities that may be resold to "qualified institutional buyers" under Rule 144A or pursuant to Section 4 (2) of the Securities Act of 1933, as amended.

** Equity holdings include Common Stock, Preferred Stock and Real Estate Investment Trust.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS
  Total investments, at value (Cost $69,368,967)               $81,752,741
  Foreign currency (Cost $24,877)                                   24,875
  Unrealized gain on currency contracts                             11,186
  Receivables:
    Fund shares sold                                               507,372
    Interest and dividends                                         117,271
  Prepaid expenses                                                   5,871
                                                               -----------
Total Assets                                                    82,419,316
                                                               -----------
LIABILITIES
  Payables:
    Payable for investment securities purchased                  2,616,880
  Accrued Liabilities:
    Investment adviser fees                                         63,282
    Trustees' fees and expenses                                        708
    Other expenses                                                  49,124
                                                               -----------
Total Liabilities                                                2,729,994
                                                               -----------
NET ASSETS                                                     $79,689,322
                                                               ===========
COMPONENTS OF NET ASSETS
  Paid-in capital                                              $66,245,144
  Accumulated undistributed (distributions in excess of) net
    investment income                                              379,475
  Net realized gain (loss) on investments and foreign
    currency transactions                                          607,695
  Net realized gain (loss) on options                               69,261
  Unrealized appreciation (depreciation) of investments and
    foreign currency translations                               12,387,747
                                                               -----------
NET ASSETS                                                     $79,689,322
                                                               ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  BASED ON NET ASSETS OF $79,689,322 AND 6,101,563 SHARES
    OUTSTANDING (UNLIMITED SHARES AUTHORIZED)                  $     13.06
                                                               ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                              $   10,467
  Dividend income (net of foreign tax withholding $75,950)        822,050
                                                               ----------
Total Investment Income                                           832,517
                                                               ----------
EXPENSES
  Investment adviser fees                                         315,835
  Administrator fees                                               31,583
  Transfer agency fees                                             27,119
  Custodian fees                                                   20,292
  Accountant fees                                                  27,666
  Professional fees                                                15,913
  Registration fees                                                12,175
  Trustees' fees and expenses                                       1,135
  Miscellaneous expenses                                           10,089
                                                               ----------
Total Expenses                                                    461,807
  Fees waived                                                        (705)
                                                               ----------
Net Expenses                                                      461,102
                                                               ----------
NET INVESTMENT INCOME (LOSS)                                      371,415
                                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on investments                         764,090
  Net realized gain (loss) on foreign currency transactions       (11,174)
                                                               ----------
Net Realized Gain (Loss) on Investments and Foreign Currency
  Transactions                                                    752,916
                                                               ----------
  Net change in unrealized appreciation (depreciation) on
    investments                                                 3,175,647
  Net change in unrealized appreciation (depreciation) on
    foreign currency translations                                   4,328
                                                               ----------
Net Change in Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                 3,179,975
                                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS                             3,932,891
                                                               ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $4,304,306
                                                               ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              Six Months Ended      Year Ended
                                                               June 30, 2004     December 31, 2003
                                                              ----------------   -----------------
OPERATIONS
  Net investment income (loss)                                  $   371,415         $   131,632
  Net realized gain (loss) on investments, options and
    foreign currency transactions                                   752,916             538,082
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translations                 3,179,975           9,376,902
                                                                -----------         -----------
Increase (Decrease) in Net Assets Resulting
  from Operations                                                 4,304,306          10,046,616
                                                                -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                  --             (99,718)
  Net realized gain on investments                                       --            (390,854)
                                                                -----------         -----------
Total Distributions to Shareholders                                      --            (490,572)
                                                                -----------         -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                 46,210,855           8,542,350
  Reinvestment of distributions                                          --             483,129
  Redemption of shares                                           (7,539,033)         (5,249,611)
  Redemption fees                                                    38,275               2,111
                                                                -----------         -----------
Increase (Decrease) from Capital Share Transactions              38,710,097           3,777,979
                                                                -----------         -----------
Increase (Decrease) in Net Assets                                43,014,403          13,334,023

NET ASSETS
  Beginning of Period                                            36,674,919          23,340,896
                                                                -----------         -----------
  End of Period (a)                                             $79,689,322         $36,674,919
                                                                ===========         ===========
SHARE TRANSACTIONS
  Sale of shares                                                  3,656,104             769,596
  Reinvestment of distributions                                          --              40,136
  Redemption of shares                                             (599,601)           (577,952)
                                                                -----------         -----------
Increase (Decrease) in Shares                                     3,056,503             231,780
                                                                ===========         ===========

(a) Accumulated undistributed (distributions in excess of)
   net investment income                                        $   379,475         $     8,060
                                                                ===========         ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:

                                    Six Months                               June 1,         June 1,   June 1,     June 1,
                                      Ended      Year Ended   Year Ended    2001 (a)         2000 to   1999 to   1998 (b) to
                                     June 30,     Dec. 31,     Dec. 31,    to Dec. 31,       May 31,   May 31,     May 31,
                                       2004         2003         2002         2001            2001      2000        1999
                                    ----------   ----------   ----------   -----------       -------   -------   -----------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $ 12.04      $  8.30      $  8.01       $  8.59         $ 8.35    $ 8.61      $ 10.00
                                     -------      -------      -------       -------         -------   -------     -------
INVESTMENT OPERATIONS
  Net investment income (loss)          0.04         0.04         0.05             -(c)        0.06      0.07         0.06
  Net realized and unrealized gain
    (loss) on investments, options
    and foreign currency
    transactions                        0.97         3.86         0.20         (0.48)          0.63      0.32        (1.27)
                                     -------      -------      -------       -------         -------   -------     -------
Total from Investment Operations        1.01         3.90         0.25         (0.48)          0.69      0.39        (1.21)
                                     -------      -------      -------       -------         -------   -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                    -        (0.03)       (0.02)        (0.06)         (0.02)    (0.31)       (0.04)
  In excess of net investment
    income                                 -            -            -         (0.04)             -         -            -
  Net realized gain on
    investments, options and
    foreign currency transactions          -        (0.13)           -             -          (0.43)    (0.34)       (0.14)
                                     -------      -------      -------       -------         -------   -------     -------
Total Distributions to
  Shareholders                             -        (0.16)       (0.02)        (0.10)         (0.45)    (0.65)       (0.18)
                                     -------      -------      -------       -------         -------   -------     -------
Redemption fee (d)                      0.01            -(c)      0.06             -              -         -            -
                                     -------      -------      -------       -------         -------   -------     -------
NET ASSET VALUE, END OF PERIOD       $ 13.06      $ 12.04      $  8.30       $  8.01         $ 8.59    $ 8.35      $  8.61
                                     =======      =======      =======       =======         =======   =======     =======
TOTAL RETURN                            8.47%       47.06%        3.82%        (5.64)%         8.98%     4.37%      (11.95)%
RATIO/SUPPLEMENTARY DATA
Net assets at End of Period (000's
  omitted)                           $79,689      $36,675      $23,341       $16,925         $18,501   $19,267     $19,388
Ratios to Average Net Assets
  Net investment income (loss)          1.18%(e)     0.52%        0.51%        (0.18)%(e)      0.74%     0.70%        0.63%
  Net expenses                          1.46%(e)     1.75%        1.75%         1.75%(e)       1.75%     1.75%        1.75%
  Gross expenses (f)                    1.46%(e)     1.86%        2.00%         2.24%(e)       2.05%     2.12%        2.06%
PORTFOLIO TURNOVER RATE                    5%          26%          40%           36%            34%       38%          51%

-------------------------------------------
(a)Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.
(b)Commencement of operations.
(c)Amount rounds to less than $0.01 per share.
(d)Calculated based on average shares outstanding during the period.
(e)Annualized.
(f)The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to the Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation by investing primarily in common stocks (including ADRs) located worldwide (including emerging market countries).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

On June 30, 2004, the Fund held the following securities that were fair valued:

Issuer                   Instrument Type   Market Value   % of Net Assets
------                   ---------------   ------------   ---------------
CP Santa Rosa Corp.      Preferred Stock     $   541            0.0%
Parmalat Finanziaria
  SpA                      Common Stock       16,239            0.0%

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEE - The Fund charges a redemption fee of 1.00% of net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as paid-in capital. The Fund collected $38,275 in redemption fees during the six months ended June 30, 2004.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Polaris Capital Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services.The Fund did not pay any shareholder service fees pursuant to the plan for the six months ended June 30, 2004.

DISTRIBUTOR - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or their affiliates. The Distributor receives no compensation from the Fund for this service.

Certain Trustees and Officers of the Trust are Directors, Officers or employees of the aforementioned companies. These persons are not paid by the Trust for serving in these capacities.

NOTE 4. WAIVER OF FEES

Citigroup has voluntarily waived transfer agency fees in the amount of $705 for the six months ended June 30, 2004. These voluntary waivers may be reduced or eliminated at any time.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $36,939,731 and $2,585,906, respectively, for the six months ended June 30, 2004.

The cost basis of investment securities owned as of June 30, 2004, was $69,368,967, and the net unrealized appreciation of investment securities was $12,383,774. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost was $13,826,049, and the aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value was $1,442,275.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE 6. CURRENCY CONTRACTS

                                                                     Net Unrealized
                                                   Market Value at    Appreciation
                        Settlement   Settlement     June 30, 2004    (Depreciation)
Contracts to Purchase      Date      Value (USD)        (USD)            (USD)
---------------------   ----------   -----------   ---------------   --------------
     77,136   GBP         7/2/04      $139,424        $139,886           $  462
    122,328   GBP         7/2/04       221,108         221,842              734
    131,040   GBP         7/2/04       236,856         237,643              787
    106,662   GBP         7/2/04       192,792         193,432              640
  1,452,923   SEK         7/2/04       192,440         192,876              436
    113,673   EUR         7/2/04       137,318         138,301              983
    118,984   EUR         7/2/04       143,733         144,762            1,029
    100,060   EUR         7/2/04       120,872         121,737              865
    117,683   EUR         7/2/04       142,162         143,180            1,018
    138,893   EUR         7/2/04       167,783         168,985            1,202
    120,270   EUR         7/2/04       145,286         146,326            1,040
     96,451   EUR         7/2/04       116,513         117,347              834
    133,608   EUR         7/2/04       161,399         162,555            1,156

EUR   European Euro
GBP   Great British Pound
SEK   Swedish Krona

NOTE 7. PROXY VOTING INFORMATION - UNAUDITED

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

POLARIS GLOBAL VALUE FUND

                               INVESTMENT ADVISER
                        Polaris Capital Management, Inc.
                               125 Summer Street
                                Boston, MA 02110

                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                               Portland, ME 04101

                               SEMI-ANNUAL REPORT
                                 June 30, 2004
                                  (Unaudited)

                                 [POLARIS LOGO]
                          HTTP://WWW.POLARISFUNDS.COM
                                 (888) 263-5594

SEMI-ANNUAL REPORT

June 30, 2004
(Unaudited)


                           WINSLOW GREEN GROWTH FUND



                                                        [Winslow logo]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS                                     2

PERFORMANCE CHART AND ANALYSIS                                    5

SCHEDULE OF INVESTMENTS                                           6

STATEMENT OF ASSETS AND LIABILITIES                               9

STATEMENT OF OPERATIONS                                          10

STATEMENTS OF CHANGES IN NET ASSETS                              11

FINANCIAL HIGHLIGHTS                                             12

NOTES TO FINANCIAL STATEMENTS                                    13

WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to provide you with the 2004 semi-annual report for the Winslow Green Growth Fund (the "Fund").

The Fund ended the quarter with a net asset value per share of $14.37, down -0.21% for the six months ended June 30, 2004. The Russell 2000(R) Growth Index, the Fund's primary index, was up 5.68% in the same six month period ended June 30, 2004, while the Russell 2500(R) Index, the Fund's historical index, was up 6.24%. For the one-, three-, five- and ten-year periods, the Fund's average annual returns were 25.17%, 2.69%, 19.39% and 19.40%, respectively, versus 31.55%, -0.22%, -0.45% and 7.16% for the Russell 2000 Growth Index and 32.21%,
7.40%, 8.47% and 13.08% for the Russell 2500 Index. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9049 OR VISIT THE FUND'S WEBSITE AT WWW.WGGF.COM.)

The Fund's soft performance in the first six months of 2004 is largely attributable to the underperformance of the stronger performing stocks in 2003. We believe that many of the stocks that drove performance of the Fund in 2003 are "taking a breather" until investors set their sights on 2005. Furthermore, the Fund suffered from heavy pressure in the healthcare and biotechnology sectors. In particular, early stage companies, such as Staar Surgical Co. and Flamel Technologies, were affected by the overall industry slide. Additionally, we believe the continuing turbulence in Iraq, ensuing terrorist attacks around the globe, and the possibility of oil shortages have created a cautionary investing environment that has restrained the equity markets.

At the end of 2003, we were concerned about several headwinds that we felt could put pressure on stock prices, such as an escalating budget deficit, the ongoing conflict in Iraq, rising energy costs, other inflationary trends and higher interest rates. Consequently, during the first half of the year, we increased the Fund's exposure to economically sensitive companies, such as technology and media, which we felt would benefit from an accelerating economy. We also shed several larger positions that failed to meet investor expectations (Dot Hill Systems Corp., Ariad Pharmaceuticals, Inc.).

                                                       WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Some of our key equity holdings - Lions Gate Entertainment, Fuel-Tech N.V., Presstek Inc. have had positive results over the last six months. Specifically, Fuel-Tech announced new relationships with several major utilities for its boiler optimization technology. Presstek also had encouraging news, announcing steady improvements in its financial reports, positive earnings, and the introduction of its new plate technologies.

With a strengthening economy, weak dollar, and ongoing budget deficits, the Federal Reserve has begun what will most likely become a series of measured interest rate hikes. Despite the adverse effect higher interest rates have on bonds and interest sensitive securities, such as banks and real estate investment trusts, we believe this setting is not necessarily negative for equities, especially those that are reasonably priced with rapidly growing earnings or compelling new technologies.

Considering the uncertainty of an upcoming presidential election and worries over current geopolitical conditions, the overall strength of the economy remains unclear. However, we believe the companies in the Fund are growing and well positioned to produce positive returns. For example, the low carbohydrate obsession is stimulating new demand for the healthy living sector; big corporations such as General Electric have discovered the alternative energy space, and Internet companies with viable business models are re-emerging with breakthrough technologies. Investors appear to have regained confidence and market volumes are maintaining higher levels. With the economy growing stronger and interest rates rising, we believe companies that can demonstrate exceptional growth in this environment will continue to perform well.

Thank you for all your support.

May your future be green,

[/s/ Jackson W. Robinson]

Jackson W. Robinson
Portfolio Manager
Winslow Management Company

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (888) 314-9049 OR VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

THE FUND INVESTS IN SMALL- AND MID-CAP COMPANIES WHICH POSE GREATER RISKS THAN THOSE ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES. THESE RISKS INCLUDE, BUT ARE NOT LIMITED TO, LIMITED PRODUCT LINES, MARKETS, AND FINANCIAL OR MANAGERIAL RESOURCES. The Fund's return assumes the reinvestment of dividend and capital gain distributions. For the period reported, some of the Fund's fees were waived or expenses reimbursed; otherwise, total return would have been lower.

Prior to April 1, 2001, the Adviser managed a common trust fund with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods before April 1, 2001 is that of the common trust fund and reflects the expenses of the common trust fund. If the common trust fund's performance had been readjusted to reflect the estimated expenses of the Fund for its first fiscal year, the performance would have been lower. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The views in this report were those of the Fund manager as of June 30, 2004 and may not reflect the views of the manager on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice. Forum Fund Services, LLC, distributor. (08/04)

                                                       WINSLOW GREEN GROWTH FUND

PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2004
--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in the Winslow Green Growth Fund since inception, including reinvested dividends and distributions. The result is compared with a broad-based securities market index, as well as an industry focused index comparison. The Russell 2000 Growth Index, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization. One cannot invest directly in any index.

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04   ONE YEAR   FIVE YEAR   TEN YEAR
Winslow Green Growth Fund                     25.17%      19.39%     19.40%
Russell 2000 Growth Index                     31.55%     (0.45)%      7.16%
Russell 2500 Index                            32.21%       8.47%     13.08%

INVESTMENT VALUE ON 06/30/04
Winslow Green Growth Fund                    $58,897
Russell 2000 Growth Index                    $19,961
Russell 2500 Index                           $34,191

                                                  WINSLOW GREEN GROWTH         RUSSELL 2000 GROWTH
                                                          FUND                        INDEX                RUSSELL 2500 INDEX
                                                  --------------------         -------------------         ------------------
6/30/94                                                   10000                       10000                       10000
                                                          10219                       10143                       10271
                                                          10575                       10888                       10826
                                                          10308                       10934                       10716
                                                          10437                       11052                       10735
                                                          10286                       10605                       10270
                                                          10344                       10856                       10493
                                                          10810                       10635                       10472
                                                          10880                       11126                       10998
                                                          10855                       11451                       11268
                                                          10877                       11624                       11468
                                                          10806                       11776                       11711
6/30/95                                                   11301                       12587                       12273
                                                          11980                       13568                       12997
                                                          11946                       13736                       13205
                                                          11797                       14018                       13452
                                                          11244                       13329                       13031
                                                          11856                       13917                       13588
                                                          12154                       14226                       13819
                                                          11918                       14108                       13917
                                                          12214                       14751                       14337
                                                          12569                       15043                       14629
                                                          14011                       16198                       15305
                                                          15656                       17028                       15721
6/30/96                                                   14899                       15922                       15238
                                                          13592                       13978                       14122
                                                          14696                       15013                       14934
                                                          14609                       15786                       15582
                                                          14925                       15105                       15479
                                                          15945                       15525                       16227
                                                          16444                       15828                       16449
                                                          16940                       16223                       16904
                                                          15915                       15244                       16653
                                                          15170                       14168                       15899
                                                          15353                       14004                       16100
                                                          17196                       16109                       17582
6/30/97                                                   18174                       16655                       18301
                                                          18564                       17508                       19373
                                                          20080                       18034                       19643
                                                          22803                       19473                       20927
                                                          21729                       18303                       19987
                                                          20955                       17867                       20076
                                                          21765                       17877                       20456
                                                          21761                       17638                       20143
                                                          23970                       19196                       21606
                                                          27025                       20001                       22554
                                                          26985                       20124                       22639
                                                          24585                       18661                       21588
6/30/98                                                   22653                       18852                       21614
                                                          20470                       17278                       20129
                                                          15778                       13289                       16332
                                                          16821                       14637                       17492
                                                          17804                       15400                       18448
                                                          19069                       16595                       19362
                                                          20967                       18097                       20535
                                                          22261                       18911                       20500
                                                          20194                       17181                       19153
                                                          21463                       17793                       19563
                                                          22684                       19364                       21312
                                                          23440                       19395                       21644
6/30/99                                                   24283                       20416                       22770
                                                          26914                       19785                       22322
                                                          28666                       19045                       21624
                                                          29020                       19412                       21302
                                                          29540                       19910                       21769
                                                          36690                       22015                       22998
                                                          47072                       25895                       25493
                                                          53292                       25654                       24907
                                                          73666                       31623                       28504
                                                          74279                       28299                       28067
                                                          61213                       25441                       26558
                                                          56082                       23214                       25284
6/30/00                                                   66459                       26212                       26945
                                                          63268                       23966                       26259
                                                          77838                       26487                       28520
                                                          83139                       25171                       27592
                                                          74356                       23128                       26835
                                                          55580                       18929                       24473
                                                          60901                       20087                       26581
                                                          67366                       21713                       27454
                                                          50968                       18736                       25687
                                                          40986                       17033                       24277
                                                          53405                       19118                       26421
                                                          53200                       19561                       27216
6/30/01                                                   54389                       20094                       27602
                                                          47995                       18380                       26615
                                                          43118                       17232                       25743
                                                          36273                       14452                       22412
                                                          40618                       15842                       23571
                                                          46602                       17165                       25477
                                                          49266                       18233                       26905
                                                          47421                       17585                       26571
                                                          42708                       16446                       26106
                                                          47626                       17876                       27911
                                                          47749                       17489                       27840
                                                          43282                       16467                       27024
6/30/02                                                   38855                       15070                       25501
                                                          34347                       12754                       22458
                                                          32912                       12748                       22526
                                                          29510                       11827                       20741
                                                          29428                       12426                       21417
                                                          34593                       13657                       23165
                                                          30781                       12715                       22117
                                                          29428                       12370                       21530
                                                          29674                       12040                       21012
                                                          32707                       12222                       21213
                                                          36068                       13379                       23103
                                                          41109                       14887                       25375
6/30/03                                                   47052                       15174                       25860
                                                          49716                       16321                       27250
                                                          54143                       17198                       28511
                                                          55578                       16762                       28123
                                                          58201                       18210                       30345
                                                          58774                       18804                       31488
                                                          59020                       18888                       32183
                                                          61316                       19880                       33357
                                                          60947                       19850                       33873
                                                          59553                       19942                       34077
                                                          57258                       18941                       32440
                                                          56479                       19318                       33102
6/30/04                                                   58897                       19961                       34191

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9049 OR VISIT THE FUND'S WEBSITE AT WWW.WGGF.COM. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                               ENVIRONMENTAL
 SHARES            SECURITY DESCRIPTION           RATING*         VALUE
--------------------------------------------------------------------------
COMMON STOCK - 99.5%

ADHESIVES AND SEALANTS - 8.6%
  160,000
             SurModics, Inc.+                       ER         $ 3,942,400
                                                               -----------
AUTOMATIC CONTROLS FOR REGULATING RESIDENTIAL
  AND COMMERCIAL - 5.1%
  496,000
             Thermogenesis Corp.+                   EB           2,346,080
                                                               -----------
COMMERCIAL PHYSICAL AND BIOLOGICAL
  RESEARCH - 2.9%
  125,000
             Ariad Pharmaceuticals, Inc.+           ER             936,250
   50,000
             Kosan Biosciences, Inc.+               ER             395,000
                                                               -----------
                                                                 1,331,250
                                                               -----------
COMMUNICATION SERVICES - 3.9%
1,000,000
             Intraware, Inc.+                       EP           1,800,000
                                                               -----------
COMPUTER PROGRAMMING SERVICES - 4.1%
  275,000
             RealNetworks, Inc.+                    EB           1,881,000
                                                               -----------
COMPUTER RELATED SERVICES - 0.8%
   10,000
             NetFlix, Inc.+                         EB             359,500
                                                               -----------
ELECTRICAL INDUSTRIAL APPARATUS - 1.8%
  300,000
             Distributed Energy Systems
             Corp.+                                 EP             816,000
                                                               -----------
ELECTROMEDICAL AND ELECTROTHERAPEUTIC
  APPARATUS - 0.4%
  100,000
             Physiometrix, Inc.+                    ER             165,000
                                                               -----------
ELECTRONIC COILS, TRANSFORMERS AND OTHER
  INDUCTORS - 3.2%
  100,000
             Vestas Wind Systems A/S                EP           1,469,083
                                                               -----------
ELECTRONIC COMPONENTS AND ACCESSORIES - 4.2%
  300,000
             Redback Networks, Inc.+                ER           1,923,000
                                                               -----------
ICE CREAM AND FROZEN DESSERTS - 0.4%
   10,000
             Coolbrands International, Inc.+        EB             163,300
                                                               -----------
INDUSTRIAL INSTRUMENTS - 4.3%
   70,000
             Ionics, Inc.+                          ER           1,977,500
                                                               -----------

See Notes to Financial Statements.

                                                       WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                               ENVIRONMENTAL
 SHARES            SECURITY DESCRIPTION           RATING*         VALUE
--------------------------------------------------------------------------
INDUSTRIAL AND COMMERCIAL FANS AND BLOWERS
  AND AIR PURIFICATION - 5.5%
  500,000
             Fuel-Tech N.V.+                        ER         $ 2,550,000
                                                               -----------
INFORMATION RETRIEVAL SERVICES - 2.0%
   76,833
             Audible, Inc.+                         EB             921,996
                                                               -----------
MEDICAL, DENTAL AND HOSPITAL EQUIPMENT AND
  SUPPLIES - 3.2%
  130,000
             Conceptus, Inc.+                       EP           1,462,500
                                                               -----------
MISCELLANEOUS ELECTRICAL INDUSTRIAL
  APPARATUS - 5.0%
  380,000
             Quantum Fuel Systems Technology+       EP           2,310,400
                                                               -----------
MISCELLANEOUS FOOD STORES - 4.1%
   20,000
             Whole Foods Market, Inc.               EP           1,909,000
                                                               -----------
MISCELLANEOUS FRUITS AND TREE NUTS - 4.1%
   90,000
             Chiquita Brands International+         BIC          1,882,800
                                                               -----------
MOTION PICTURE AND VIDEO TAPE
  PRODUCTION - 6.8%
  450,000
             Lions Gate Entertainment Corp.+        EB           3,141,000
                                                               -----------
PAPERBOARD MILLS - 0.2%
    9,000
             Mercer International, Inc.+            BIC             88,020
                                                               -----------
PHARMACEUTICAL PREPARATIONS - 9.4%
  110,000
             Atherogenics, Inc.+                    ER           2,093,300
   90,000
             Flamel Technologies ADR+               ER           2,216,700
                                                               -----------
                                                                 4,310,000
                                                               -----------
PLATEMAKING AND RELATED SERVICES - 4.6%
  200,000
             Presstek, Inc.+                        ER           2,102,000
                                                               -----------
PREPACKAGED SOFTWARE - 3.5%
  100,000
             Packeteer, Inc.+                       EB           1,615,000
                                                               -----------
STATE COMMERCIAL BANKS - 0.7%
   27,500
             Wainwright Bank & Trust Co.            EP             331,100
                                                               -----------

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                               ENVIRONMENTAL
 SHARES            SECURITY DESCRIPTION           RATING*         VALUE
--------------------------------------------------------------------------
SURGICAL AND MEDICAL INSTRUMENTS AND
  APPARATUS - 10.2%
   75,000
             PolyMedica Corp.                       ER         $ 2,328,000
  300,000
             STAAR Surgical Co.+                    ER           2,340,000
                                                               -----------
                                                                 4,668,000
                                                               -----------
TELEPHONE AND TELEGRAPH APPARATUS - 0.5%
   61,715
             Zhone Technologies, Inc.+              EB             240,689
                                                               -----------
TOTAL COMMON STOCK (Cost $40,668,770)                           45,706,618
                                                               -----------
MONEY MARKET FUNDS - 1.3%
  615,006
             Pax World Money Market Fund
             (Cost $615,006)                        N/A            615,006
                                                               -----------
TOTAL INVESTMENTS IN SECURITIES - 100.8%
  (Cost $41,283,776)                                            46,321,624
OTHER ASSETS AND LIABILITIES, NET - (0.8)%                        (367,175)
                                                               -----------
NET ASSETS - 100.0%                                            $45,954,449
                                                               ===========

---------------
+ Non-income producing security.
ADR - American Depositary Receipt.
* The investment advisor's Environmental Ratings include the following. Refer to the Fund's prospectus for more information.
  BIC - Best in Class
  EB - Environmentally Benign
  EP - Environmentally Proactive
  ER - Environmentally Responsible

See Notes to Financial Statements.

                                                       WINSLOW GREEN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $41,283,776)        $46,321,624
   Receivables:
      Investment securities sold                             185,831
      Fund shares sold                                        63,304
      Interest and dividends                                      68
      Prepaid expenses                                        10,556
                                                         -----------
Total Assets                                              46,581,383
                                                         -----------
LIABILITIES
   Payables:
      Investment securities purchased                        566,183
   Accrued Liabilities:
      Investment adviser fees                                 20,479
      Trustees' fees and expenses                                565
      Other expenses                                          39,707
                                                         -----------
Total Liabilities                                            626,934
                                                         -----------
NET ASSETS                                               $45,954,449
                                                         ===========
COMPONENTS OF NET ASSETS
   Paid-in-capital                                       $37,742,874
   Accumulated net investment income (loss)                 (347,525)
   Accumulated net realized gain (loss) on
      investments and foreign currency transactions        3,521,252
   Unrealized appreciation (depreciation) of
      investments                                          5,037,848
                                                         -----------
NET ASSETS                                               $45,954,449
                                                         ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
   SHARE
   Based on net assets of $45,954,449 and 3,198,394
   shares of beneficial interest outstanding
   (unlimited shares authorized)                         $     14.37
                                                         ===========

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income                                        $    73,558
                                                          -----------
Total Investment Income                                        73,558
                                                          -----------
EXPENSES
   Investment adviser fees                                    261,363
   Administrator fees                                          40,824
   Shareholder servicing fees                                  72,600
   Transfer agency fees                                        60,893
   Custodian fees                                               8,638
   Accountant fees                                             23,530
   Registration fees                                            9,002
   Professional fees                                           13,678
   Trustees' fees and expenses                                  1,114
   Miscellaneous expenses                                      15,033
                                                          -----------
Total Expenses                                                506,675
   Fees waived                                                (85,592)
                                                          -----------
Net Expenses                                                  421,083
                                                          -----------
NET INVESTMENT INCOME (LOSS)                                 (347,525)
                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments                  3,787,011
   Net realized gain (loss) on foreign currency
      transactions                                               (212)
                                                          -----------
Net Realized Gain (Loss) on Investments and Foreign
  Currency Transactions                                     3,786,799
Net Change in Unrealized Appreciation (Depreciation)
  of Investments                                           (4,372,112)
                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
  TRANSACTIONS                                               (585,313)
                                                          -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS         $  (932,838)
                                                          ===========

See Notes to Financial Statements.

                                                       WINSLOW GREEN GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                      SIX MONTHS
                                         ENDED          YEAR ENDED
                                     JUNE 30, 2004   DECEMBER 31, 2003
                                     -------------   -----------------
OPERATIONS
   Net investment income (loss)      $   (347,525)     $   (314,391)
   Net realized gain (loss) on
      investments and foreign
      currency transactions             3,786,799         4,025,831
   Net change in unrealized
      appreciation (depreciation)
      of investments                   (4,372,112)       11,749,445
                                     ------------      ------------
Increase (Decrease) in Net Assets
  from Operations                        (932,838)       15,460,885
                                     ------------      ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                      25,457,426       104,321,492
   Redemption of shares               (33,838,847)      (75,531,172)
   Redemption fees                          6,146            17,937
                                     ------------      ------------
Increase (Decrease) from Capital
  Share Transactions                   (8,375,275)       28,808,257
                                     ------------      ------------
Increase (Decrease) in Net Assets      (9,308,113)       44,269,142
NET ASSETS
   Beginning of period                 55,262,562        10,993,420
                                     ------------      ------------
   End of period (a)                 $ 45,954,449      $ 55,262,562
                                     ============      ============
SHARE TRANSACTIONS
   Sale of shares                       1,731,625         7,938,161
   Redemption of shares                (2,368,671)       (5,566,564)
                                     ------------      ------------
Increase (Decrease) in Shares            (637,046)        2,371,597
                                     ============      ============
(a)Accumulated undistributed
  (distributions in excess of) net
  investment income                  $   (347,525)     $         --
                                     ============      ============

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights reflect selected data for a share outstanding throughout each period.

                                                        YEAR           YEAR       NINE MONTHS (A)
                                     SIX MONTHS        ENDED          ENDED            ENDED
                                        ENDED       DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                    JUNE 30, 2004       2003           2002            2001
                                    -------------   ------------   ------------   ---------------
NET ASSET VALUE PER SHARE,
 Beginning of Period                   $ 14.41        $  7.51        $ 12.02          $ 10.00
                                       -------        -------        -------          -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                   (0.09)(b)      (0.11)(b)      (0.09)           (0.06)
   Net realized and unrealized
      gain (loss) on investments,
      options and foreign currency
      transactions                        0.05(b)        7.00(b)       (4.42)            2.08
                                       -------        -------        -------          -------
Total from Investment Operations         (0.04)          6.89          (4.51)            2.02
                                       -------        -------        -------          -------
Redemption Fees (b)                         --(c)        0.01             --               --
NET ASSET VALUE PER SHARE, End of
 Period                                $ 14.37        $ 14.41        $  7.51          $ 12.02
                                       =======        =======        =======          =======
TOTAL RETURN                             (0.21)%        91.74%        (37.52)%          20.20%
RATIO/SUPPLEMENTARY DATA
   Net assets at end of period
      (000's omitted)                  $45,954        $55,263        $10,993          $16,074
   Ratios to average net assets
      Net Expenses                        1.45%(e)       1.45%(b)       1.45%            1.45%(e)
      Gross Expenses(d)                   1.74%(e)       1.90%(b)       2.48%            3.06%(e)
   Net investment income (loss),
      including
      reimbursement/waiver of fees       (1.20)%(e)     (0.93)(b)      (0.98)%          (1.08)(e)
PORTFOLIO TURNOVER RATE                     52%           202%           114%              98%

---------------
(a) Commenced operations on April 1, 2001.
(b) Calculated using the average share method.
(c) Less than $0.01 per share.
(d) The ratio of gross expenses to average net assets reflects the expense ratio excluding any fee waivers and/or expense reimbursements.
(e) Annualized.

See Notes to Financial Statements.

                                                       WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to the Winslow Green Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty portfolios. The Fund commenced operations on April 1, 2001, after it acquired the net assets of Winslow Environmental Growth Fund (the "CTF"), a common trust fund, in exchange for Fund shares. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund seeks capital appreciation through environmentally responsible investing.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's Investment Adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of the changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing

                                                       WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Adams Harkness Asset Management, Inc. (the "Adviser") is the investment adviser to the Fund, through its principal asset management division, Winslow Management Company. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets. Prior to August 2004, the Adviser was known as Adams, Harkness & Hill, Inc.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provide administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services.

DISTRIBUTOR - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for this service.

Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies. These persons are not paid by the Fund for serving in these capacities.

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4. WAIVER/REIMBURSEMENT OF FEES

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses do not exceed 1.45% of average daily net assets through April 30, 2005. Citigroup has voluntarily waived a portion of its fees. These voluntary waivers may be reduced or eliminated at any time. Fees waived for the six months ended June 30, 2004, were as follows:

INVESTMENT ADVISORY    TRANSFER AGENCY   SHAREHOLDER SERVICES   TOTAL FEES WAIVED
-------------------    ---------------   --------------------   -----------------
       $55,610             $18,466             $11,516               $85,592

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $29,552,831 and $36,439,257, respectively, for the period ending June 30, 2004. The Fund placed a portion of its portfolio transactions with a brokerage firm, which is an affiliate of Adams Harkness Asset Management, Inc. The commissions paid to this affiliated firm were $211,140 for the period.

The cost basis of investment securities owned as of June 30, 2004, was $41,283,776, and the net unrealized appreciation of investment securities was $5,037,848. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost was $6,516,729, and the aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value was $1,478,881.

NOTE 6. PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 314-9049. The Fund's proxy voting record for the twelve-month period ended June 30, 2004 is available on the Fund's web site at http://www.wggf.com. This information is also available from the EDGAR database on the SEC's Web Site at http://www.sec.gov.

                           WINSLOW GREEN GROWTH FUND
                              Two Portland Square
                             Portland, Maine 04101
                                 (888)314-9049
                                  www.wggf.com


                               INVESTMENT ADVISER
                     Adams Harkness Asset Management, Inc.
               (through its Winslow Management Company Division)
                           99 High Street, 12th Floor
                          Boston, Massachusetts 02110


                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                 (888)314-9049


[recycled symbol] Printed with vegetable-based inks

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
Not applicable.

ITEM 7. PROXY VOTING POLICY FOR CLOSED-END FUNDS
Not applicable.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.

ITEM 10. CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) Not applicable.

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit furnished herewith).

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
      SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

Registrant:       Forum Funds


By      /s/ Stacey E. Hong
         ______________________________
         Stacey E. Hong, Treasurer

Date     August 26, 2004
         ______________________________

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
    INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
                                DATES INDICATED.


By       /s/ David I. Goldstein
         ______________________________
         David I. Goldstein, President

Date     August 26, 2004
         ______________________________


By      /s/ Stacey E. Hong
        ______________________________
         Stacey E. Hong, Treasurer

Date    August 26, 2004
        ______________________________